SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of May 4, 2000 by and among Congress Financial Corporation (Southwest), a Texas corporation ("Lender"), LSB Industries, Inc. ("Subordinated Creditor"), DriveLine Technologies, Inc., (formerly known as Tribonetics Corporation), an Oklahoma corporation ("DriveLine") and L&S Manufacturing Corp. ("LSMC"). LSMC and DriveLine are hereinafter referred to individually and collectively as "Borrower".

                            RECITALS:

     WHEREAS, L&S Automotive Products Co. ("LSAP"), a Delaware corporation, DriveLine and MC Automotive Acquisition Corp., an Oklahoma corporation ("MCAA") are parties to that certain Stock Purchase and Sale Agreement of even date herewith (the "Stock Purchase Agreement"), pursuant to which MCAA will purchase all shares of common stock in DriveLine owned by Subordinated Creditor; and

     WHEREAS, LSAP, L&S Bearing Co. ("L&SB"), an Oklahoma corporation, LSB Extrusion Co. ("LSBE"), an Oklahoma corporation and Rotex Corporation ("Rotex"), an Oklahoma corporation as sellers ("Sellers") and DriveLine as purchaser have entered into an Asset Purchase and Sale Agreement of even date herewith (the "Asset Sale Agreement") pursuant to which DriveLine will purchase all or substantially all of the assets of the Sellers (the "Asset Sale"); and

     WHEREAS, pursuant to the Stock Purchase Agreement and the Asset Sale Agreement Borrower has entered into certain credit accommodations and contractual obligations with Subordinated Creditor, including but not limited to those notes, credit accommodations and agreements described in Exhibit A attached hereto (the "Subordinated Notes"); and

     WHEREAS, the Subordinated Notes are secured by among other documents, instruments and agreements, (a) that certain Secured Guaranty Agreement of even date herewith between MCAA and Subordinated Creditor (the "MCAA Guaranty"); (b) that certain Security Agreement of even date herewith by and among Borrower and Subordinated Creditor (the "Borrower Security Agreement");
(c) that certain Stock Pledge Agreement of even date herewith between Murray Cohen Revocable Trust #2 and Subordinated Creditor (the "Cohen Stock Pledge"); (d) that certain Stock Pledge Agreement of even date herewith by and between MCAA and Subordinated Creditor (the "MCAA Stock Pledge"); and (e) that certain Stock Pledge Agreement of even date herewith between DriveLine and Subordinated Creditor (the "DriveLine Stock Pledge"); and

     WHEREAS, the Subordinated Notes, the Stock Purchase Agreement, the Asset Sale Agreement, the MCAA Stock Pledge, the MCAA Guaranty, the Borrower Security Agreement, the Cohen Stock Pledge and the DriveLine Stock Pledge, and all agreements, documents, instruments evidencing, governing or executed or delivered in connection therewith, including without limitation, all amendments, modifications, renewals and extensions of the foregoing are collectively referred to herein as the "Subordinated Documents;" and

     WHEREAS, Lender has made, or in the future may make, credit accommodations available to Borrower pursuant to the terms and provisions of that certain Amended and Restated Loan and Security Agreement of even date herewith by and among Lender and Borrower, as amended, modified extended and restated from time to time (the "Loan Agreement"); and

     WHEREAS, in order to induce Lender to make the credit accommodations described above available to Borrower, Subordinated Creditor has agreed to subordinate all of its rights and claims now existing or hereafter arising pursuant to the Subordinated Documents to the rights and claims of Lender now existing or hereafter arising against Borrower, all in accordance with the terms and provisions of this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:

                            ARTICLE I
                           DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the terms defined above shall have their respective meanings set forth above and the following terms shall have the following meanings:

          "Borrower Stock" shall mean any and all shares of capital stock now or hereafter issued by Borrower.

          "Collateral" shall mean any and all property which now constitutes or hereafter will constitute collateral or other security for payment of the Senior Indebtedness pursuant to the Senior Documents.

          "Distribution" by any Person shall mean (a) with respect to any stock or partnership interest issued by such Person, the retirement, redemption, purchase or other acquisition for value of any such stock or partnership interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any such stock or partnership interest, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any such stock or partnership interest, and (d) any other payment (other than ordinary salaries to employees or
     advances  made  in  the  ordinary  course  of  business   to
     employees for travel or other expenses incurred in the ordinary course of business) and other than as permitted in the Senior Documents by such Person to or for the benefit of the holder of any such stock or partnership interest.

          "Person" shall mean and include an individual, a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a governmental authority.

          "Proceeds" shall have the meaning assigned to it under the Uniform Commercial Code, shall also include "products" (as defined in the Uniform Commercial Code), and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Senior Creditor" shall mean Lender and its successors and assigns.

          "Senior Documents" shall mean any and all agreements, documents and instruments evidencing, governing or executed or delivered in connection with the Senior Indebtedness, including, without limitation, the Loan Agreement.

          "Senior Indebtedness" shall mean any and all indebtedness, obligations and liabilities of every kind and character of Borrower or any obligor now or hereafter owing to Senior Creditor, whether such indebtedness, obligations and liabilities are direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent and whether incurred by Borrower as maker, endorser, guarantor or otherwise, including, without limitation, any and all indebtedness, obligations and liabilities of Borrower now or hereafter owing to Senior Creditor pursuant to or evidenced by the Senior Documents.

          "Subordinated Indebtedness" shall mean any and all indebtedness, obligations and liabilities of every kind and character of Borrower, MCAA, Murray Cohen Revocable Trust #2 or any other obligor under the Subordinated Documents now or hereafter owing to Subordinated Creditor, including, without limitation, the indebtedness evidenced and to be evidenced by the Subordinated Documents, whether such indebtedness, obligations and liabilities are direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent and whether incurred by Borrower, MCAA, Murray Cohen Revocable Trust #2 or any other obligor under the Subordinated Documents as maker, endorser, guarantor.

                           ARTICLE II
                      RIGHTS IN COLLATERAL

     2.1 Priorities Regarding Collateral. Until the Senior Indebtedness has been finally and irrevocably paid in full and the commitments of Senior Creditor under the Loan Agreement shall have terminated as provided herein, any and every lien and security interest in the Collateral in favor of or held for the benefit of the Senior Creditor has and shall have priority over any lien or security interest that Subordinated Creditor might have or acquire in the Collateral notwithstanding any statement or provision contained in the Subordinated Documents or otherwise to the contrary and irrespective of the time or order of filing or recording of financing statements, deeds of trust, mortgages or other notices of security interests, liens or assignments granted pursuant thereto, and irrespective of anything contained in any filing or agreement to which any party hereto or its respective successors and assigns may now or hereafter be a party, and irrespective of the ordinary rules for determining priorities under the Uniform Commercial Code or under any other law governing the relative priorities of secured creditors. Any lien or security interest of Subordinated Creditor in the Collateral and any and all rights of Subordinated Creditor to the Collateral are and shall be inferior and subordinate to the rights of Senior Creditor thereto. Until the Senior Indebtedness has been finally and irrevocably paid in full and the commitments of Senior Creditor under the Loan Agreement shall have terminated as provided herein, Subordinated Creditor shall not make or permit any assignment, transfer, pledge or disposition of all or any part of the Subordinated Indebtedness (or any collateral or other security for the Subordinated Indebtedness).

     2.2 Management of Collateral. Senior Creditor shall have the exclusive right to manage, perform and enforce the terms of the Senior Documents with respect to the Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, but not limited to, the exclusive right to take or retake possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Collateral, pursuant to a foreclosure or otherwise. Notwithstanding anything to the contrary contained in any document, instrument or agreement evidencing, securing or otherwise executed in connection with the incurrence of the Subordinated Indebtedness, only the Senior Creditor shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. Accordingly, should Senior Creditor elect to exercise its rights and remedies with respect to any of the Collateral, Senior Creditor may proceed to do so without regard to any interest of Subordinated Creditor, and Subordinated Creditor waives any claims that it may have against Senior Creditor for any disposition of the Collateral. Subordinated Creditor agrees, whether or not a default has occurred in the payment of any indebtedness or the performance of any other obligations to it, that any liens on and security interests in the Collateral or any portion thereof that it might have or acquire shall automatically be fully released with respect only to the purchaser(s) of such Collateral, as to all indebtedness and other obligations secured thereby owing to Subordinated Creditor if and when Senior Creditor releases its lien in and security interest on such Collateral or any portion thereof, provided, however, that after satisfaction in full of all Obligations, the remaining proceeds, if any, shall be payable to the parties legally entitled thereto, including Subordinated Creditor (giving effect to Subordinated Creditor's Security Interest in the Collateral).

                           ARTICLE III
                            PROCEEDS

     3.1 Distribution of Proceeds of Collateral. At any time during which (i) all or any part of the Senior Indebtedness remains outstanding, and whether or not the same is then due and payable, or (ii) the commitments of the Senior Creditor under the Loan Agreement remain in effect, the Proceeds of any sale, disposition or other realization by Senior Creditor or other party hereto (or any agent therefor) upon all or any part of the Collateral shall be applied in the following order of priorities irrespective of the application of any rule of law or the defect or impairment of any Senior Document, Subordinated Document or security interest, lien or assignment thereunder:

     first, to  the  payment of all costs and expenses of  Senior
            Creditor and/or its agent or agents (including, without limitation, the reasonable fees and expenses of counsel to Senior Creditor) incurred in connection with the collection of such Proceeds or the protection of the rights and interests of Senior Creditor therein;

     second,to the payment in full of all Senior Indebtedness in such order as Senior Creditor shall determine in its sole discretion; and

     finally,     to  pay  any  surplus  then  remaining  to  the
            parties legally entitled thereto, including the Subordinated Creditor, the owner of the Collateral or its successors or assigns or as a court of competent jurisdiction may direct.

     3.2 Contingent Obligations. For purposes of distributing the Proceeds of Collateral pursuant to this Article III, the portion of Senior Indebtedness consisting of loans or advances not yet made by Senior Creditor to Borrower under the Senior Documents shall be considered Senior Indebtedness then outstanding, and the Senior Creditor shall have the right to retain, in a cash collateral account, cash collateral equal to the amount thereof which Senior Creditor determines, in its sole discretion, may arise or exist from time to time.

     3.3 Holding of Proceeds in Trust. In the event the Subordinated Creditor (or an affiliate thereof) or any party to this Agreement other than Senior Creditor receives the Proceeds of the Collateral, such party shall be deemed to hold all of such Proceeds in trust for the benefit of Senior Creditor until the application thereof in accordance with Section 3.1 hereof. No party to this Agreement shall seek to challenge the validity, enforceability, priority or perfection of any of the Senior
Documents if the purpose or effect thereof would in any manner defeat or delay the distribution of the Proceeds of any Collateral in the manner set forth in Section 3.1 hereof.

                           ARTICLE IV
                          SUBORDINATION

     Subordinated Creditor covenants and agrees that the Subordinated Indebtedness, howsoever evidenced and whether now existing or hereafter incurred, shall be subordinate and subordinated in right of payment, to the extent and in the manner hereinafter set forth, of all Senior Indebtedness:

          (a) The holder of the Senior Indebtedness shall first be finally and irrevocably paid in cash an aggregate amount equal to the principal thereof and termination fees, if any, interest at the time due thereon, and all other costs, fees, expenses and/or obligations now or hereafter owing thereunder, and the Senior Creditor's commitments under the Loan Agreement shall have terminated as provided herein before any payment or Distribution (other than Permitted Payments (as defined below)) of any character, whether in cash, securities or other property, shall be made on account of the Subordinated Indebtedness or otherwise to or for the benefit of the Subordinated Creditor in respect of the Subordinated Indebtedness; and any payment or Distribution of any character, whether in cash, securities or other property, which would otherwise, but for the provisions of this Article IV, be payable or deliverable in respect of the Subordinated Indebtedness or otherwise shall be paid or delivered directly to the holder of the Senior Indebtedness (or its duly authorized representatives), until all the Senior Indebtedness shall have been irrevocably paid in full and the Senior Creditor's commitments under the Loan Agreement shall have terminated as provided herein.

          (b) Notwithstanding the provisions of subparagraph (a) of this Article IV, Borrower may make its regularly scheduled (i.e. uncollected and not prepaid) interest payment obligations to the Subordinated Creditor under the promissory notes of Borrower to LSB Industries, Inc., one such note in the amount of $5,934,000, and one such note in the amount of $2,732,000, executed pursuant to or contemporaneously with the Asset Purchase and Sale Agreement, substantially in the form attached hereto as Exhibit B, as and when the same are due and payable as presently provided therein and at the rate provided therein (the "Permitted Payments"); provided, however, that as a condition precedent to Borrower's right to make (and the Subordinated Creditor's right to receive) any and all such Permitted Payments:

               (i) there shall not have occurred or then exist a default or event of default that is continuing under any of the Senior Indebtedness or any of the Senior Documents, or an event or condition which with notice, lapse of time or the making of such payment would constitute a default or event of default under any of the foregoing;

               (ii) Borrower's Excess Availability (as defined in the Loan Agreement) shall be greater than or equal to $1,000,000 on the date of and after giving effect to each Permitted Payment;

               (iii)       Subordinated   Creditor   shall   have
          completed the Asset Sale and the Stock Purchase (as defined in the Senior Documents) and there shall be no default under the terms and conditions thereof;

               (iv) there shall at all times be at least a $_____
          [Balance as of May 4, 2000] outstanding principal balance owing on the Subordinated Notes; and

               (v) the Senior Creditor, on or before the fifteenth (15th) day preceding the date of any such payment, shall have received a certificate, executed by the Chief Executive Officer and Chief Financial Officer of the of Borrower, which certifies, in form, substance and detail satisfactory to the Senior Creditor in its sole discretion, that the foregoing conditions precedent to any payment to the Subordinated Creditor as set forth in subparagraph (b)(i), (b)(ii), and
          (b)(iii) of this Article IV have been satisfied.

          (c) The Subordinated Creditor agrees to promptly notify the Senior Creditor in writing of any default or event of default that is continuing on any Subordinated Indebtedness or otherwise or under any of the Subordinated Documents and further agrees not to exercise any right or remedy or take any enforcement action with respect to any default or event of default on any of the Subordinated Indebtedness or otherwise or under any of the Subordinated Documents until such time as the Senior Indebtedness has been irrevocably paid in full and the Senior Creditor's commitments under the Loan Agreement shall have terminated as provided herein. Without limiting any of the foregoing, any failure of Borrower to perform any of its obligations to the Subordinated Creditor as a result of any of the prohibitions, restrictions or limitations set forth in this Agreement shall not constitute the basis for a default or event of default on any Subordinated Indebtedness or under any Subordinated Documents. An Event of Default (as defined in the Loan Agreement) under the Loan Agreement shall not be the cause of an event of default under the Subordinated Notes.

          (d) Except as provided in (b) above, no reimbursement, payment, direct or indirect, or disbursement of other property or assets of Borrower shall be made by Borrower on account of the Subordinated Indebtedness or otherwise or received, accepted, retained or applied by the Subordinated Creditor on Borrower's account with respect to the
     Subordinated Indebtedness (except for the account and benefit of Senior Creditor, which shall be held in trust for Senior Creditor, or except as specifically permitted in Subparagraph (b) of this Article IV) until such time as the Senior Indebtedness has been finally and irrevocably paid in full and the commitments of Senior Creditor under the Loan Agreement shall have terminated as provided herein.

          (e) Without affecting the Subordinated Creditor's obligations set forth in this Agreement not to exercise any remedy as set forth in this Article IV under the circumstances described herein, in the event that the Subordinated Creditor exercises any remedy permitted under applicable law with respect to any of the assets or properties of Borrower or receives any other payment of any character, whether in cash, securities, or other properties, that would, but for the provisions of this Article IV, be payable or deliverable in respect of the Subordinated
     Indebtedness, such cash, securities or other properties shall be held in trust for the benefit of the holder of the Senior Indebtedness and shall be paid or delivered to the holder of the Senior Indebtedness (or its authorized representatives), in the proportions in which it holds same, until all the Senior Indebtedness shall have been paid in full and the Senior Creditor's commitments under the Loan Agreement shall have terminated as provided herein.

          (f)   The  provisions  of this Agreement  are  and  are
     intended solely for the purpose of defining the relative rights of the holder of the Subordinated Indebtedness, on the one hand, and the holder of the Senior Indebtedness on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between Borrower and the holder of the Subordinated Indebtedness, the obligation of Borrower which is absolute and unconditional, to pay to the holder of the Subordinated Indebtedness the principal thereof and interest thereon as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights against Borrower of the holder of the Senior Indebtedness.

          (g) No right of any present or future holder of any of the Senior Indebtedness to enforce the subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower or by any act in good faith or failure to act in good faith by any such holder, or by any noncompliance by Borrower with the covenants, agreements and conditions of the Subordinated Indebtedness, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (h) Senior Creditor shall have no obligation to preserve the rights of the Collateral against any prior parties or to marshal any of the Collateral for the benefit of any Person.

                            ARTICLE V
                  PROHIBITION OF DISTRIBUTIONS

     Except as may be expressly permitted pursuant to the Loan Agreement, Borrower hereby agrees that it will not declare, pay or make any Distribution with respect to the Borrower Stock or, otherwise to any holder of the Borrower Stock. Until such time as the Senior Indebtedness has been paid in full and the Senior Creditor's commitments under the Loan Agreement shall have terminated as provided herein, except as may be expressly permitted pursuant to the Loan Agreement, Borrower hereby agrees that it will not authorize or approve the issuance of, or issue, any shares of any class of such its capital stock or any security, right, option or warrant convertible into or exercisable for any shares of any class of its capital stock. Subordinated Creditor hereby agrees that, until such time as the Senior Indebtedness has been paid in full and the Senior
Creditor's commitments under the Loan Agreement shall have terminated as provided herein, it (A) will not cause to be declared, paid or made any Distribution with respect to the Borrower Stock, or, except as expressly permitted pursuant to the Loan Agreement, to it, (B) will not cause to be authorized, approved, or issued any shares of any class of its capital stock or any security, right, option or warrant convertible into or exercisable for any shares of any class of its capital stock, and
(C) shall on Senior Creditor's request or automatically on the occurrence of any Event of Default cause the certificates evidencing the Borrower Stock owned and/or held by such Subordinated Creditor to be marked with a legend with a statement that such Borrower Stock is subject to the terms and provisions of this Agreement.

                           ARTICLE VI
                       FURTHER ASSURANCES

     Each of the parties hereto hereby agrees to promptly execute and deliver to the other parties hereto any and all such further instruments and documents and take such further action as such other parties may reasonably request in order to fully effect the purposes of this Agreement.

                           ARTICLE VII
            REPRESENTATIONS AND WARRANTIES OF PARTIES

     7.1   General Representations and Warranties.  Each  of  the
Subordinated Creditor and the Borrower hereby represents and warrants to Senior Creditor that:

          (a) such party has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of this Agreement;

          (b) this Agreement constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

          (c) Subordinated Creditor is the only holder of the indebtedness evidenced by the Subordinated Notes.

     7.2 Additional Representations and Warranty. Subordinated Creditor hereby represents and warrants to Senior Creditor that a true and correct copy of the draft documents, instruments or Agreements evidencing or governing the terms of the Subordinated Notes is attached hereto as Exhibit A and that the final definitive version of such documents, instruments or agreements will be in substantial conformity therewith.

                          ARTICLE VIII
                CONSENT OF SUBORDINATED CREDITOR

     Subordinated Creditor hereby consents to the execution and delivery of the Senior Documents and any borrowings thereunder and agrees that the performance (including, without limitation, the making of future borrowings) by Borrower of its obligations under the Senior Documents will not constitute a default or an event of default under the Subordinated Documents. Subordinated Creditor further consents to and covenants that, without the necessity of any reservation of rights against Subordinated Creditor, and without notice to or further assent by Subordinated Creditor, (a) any demand for payment of any Senior Indebtedness may be rescinded in whole or in part and any Senior Indebtedness may be continued, and the Senior Indebtedness, or the liability of Borrower or any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of Borrower or any other Person under the Senior Documents may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived and surrendered, or released, and (b) the Senior Documents, any document or instrument evidencing or governing the terms of the Senior Indebtedness or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Creditor or its agent may deem advisable from time to time, and any collateral security at any time held for the benefit of the Senior Creditor for the payment of any of the Senior Indebtedness may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Creditor which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Subordinated Creditor waives any and all notice of the creation, renewal, extension, subsequent advance or accrual of any of the
Senior Indebtedness and notice of or proof of reliance by the Senior Creditor upon this Agreement, and the Senior Indebtedness shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between Borrower and the Senior Creditor have been deemed to have been consummated in reliance upon this Agreement. The Subordinated Creditor acknowledges and agrees that the Senior Creditor has relied upon the subordination and consent provided for herein in entering into the Senior Loan Documents and in providing for the credit facilities described therein. The Subordinated Creditor waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default. Any agreements, documents or instruments which at any time evidence the Subordinated Indebtedness or any part thereof shall be marked with a legend stating that payment thereunder is subject to the terms and provisions of this Agreement. The
Subordinated Creditor agrees that it shall not, under any circumstances, take or initiate any action or proceeding under any federal or state bankruptcy or insolvency law, or any other reorganization, liquidation, receivership or similar action or proceeding involving Borrower without the prior written consent of every Senior Creditor, which consent may be granted or withheld by each Senior Creditor in such Senior Creditor's sole and absolute discretion.

                           ARTICLE IX
                      BORROWER'S AGREEMENT

     The Borrower hereby acknowledges that the Subordinated Indebtedness is payable as stated herein, and agrees to make no payment of principal of or interest on the Subordinated Indebtedness so long as the Borrower shall be indebted to Senior Creditor, except (i) such payments as may be made to Senior
Creditor, (ii) such payments as may be made with the prior written consent of Senior Creditor, and (iii) such payments as are permitted by Article IV herein. If (a) the Borrower makes any other payment of the Subordinated Indebtedness, except such payments as are permitted by Article IV herein, (b) any term of this Agreement is breached by the Borrower, or (c) the Borrower fails to make any payment of the Subordinated Indebtedness when due after Senior Creditor has given its written consent to the making of such payment, then, notwithstanding any contrary provisions of the Loan Agreement, Senior Creditor may, at its sole election, declare all or any portion of the Senior Indebtedness to be immediately due and payable without demand or notice of any kind.

                            ARTICLE X
              PROVISIONS TO APPLY AFTER BANKRUPTCY

     The provisions of this Agreement shall continue in full force and effect, notwithstanding the commencement of a case under Title 11 of the United States Code, as amended and/or superseded (the "Federal Bankruptcy Code") by or against Borrower or any of its property. In furtherance of the foregoing, if Subordinated Creditor receives any property of, or payments from Borrower after the commencement of such a case on account of a secured claim which is subordinated by the terms of this
Agreement (whether as "adequate protection" payments or otherwise), Subordinated Creditor shall immediately turn such property or payments over to the Senior Creditor for distribution by it in accordance with the applicable provisions of
Article III. To the extent that Subordinated Creditor has or acquires any rights under Section 363 or Section 364 of the Federal Bankruptcy Code with respect to collateral, Subordinated Creditor hereby agrees not to assert such rights without the prior written consent of the Senior Creditor. The Subordinated Creditor hereby grants to the Senior Creditor the right, but Senior Creditor shall not be obligated, to file, prove and vote claims on account of the Subordinated Indebtedness in any receivership, bankruptcy, or other proceeding under the Federal Bankruptcy Code commenced by or against Borrower. The Subordinated Creditor shall not prove or vote any claim on account of the Subordinated Indebtedness in any receivership, bankruptcy, or other proceeding under the Federal Bankruptcy Code commenced by or against Borrower in a manner which adversely effects the rights, claims and interests of the Senior Creditor now existing or hereafter arising concerning the Collateral or against the Borrower.

                           ARTICLE XI
                 NO WAIVER, CUMULATIVE REMEDIES

     No failure to exercise, and no delay in exercising on the part of Senior Creditor, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by Senior Creditor of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege by Senior Creditor. The rights and remedies by Senior Creditor provided in this Agreement are cumulative and shall not be exclusive of any rights or remedies provided by law.

                           ARTICLE XII
                             NOTICES

     All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telegraph, facsimile, or telex) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or if by certified mail, return receipt requested, five days after being deposited in the mail or, in the case of facsimile notice, when sent, acknowledgment of receipt is received, or if sent by reputable overnight delivery service for next business day delivery, on the next business day addressed as set forth below or to such address or other address as may be hereafter notified in writing by the respective parties hereto:

     To Senior Creditor:      Congress Financial Corporation
     (Southwest)
                              1201 Main Street, Suite 1625
                              Dallas, Texas 75250
                              Attn: Portfolio Manager
                              Telecopy No.: (214) 748-9131

     With copies to:          Patton Boggs LLP
                              2001 Ross Avenue, Suite 3000
                              Dallas, Texas 75201
                              Attn: Larry A. Makel, Esq.
                              Telecopy No.: (214) 758-1550

     To Borrower:            L & S Automotive Products Co.
                             6 South Pennsylvania Ave.
                             Oklahoma City, OK 73101
                             Attn: President
                             Fax: (405) 236-1209

                             With copy to:
                             David Shear
                             16 South Pennsylvania Ave.
                             Oklahoma City, OK 73101

    To Subordinated Creditor:LSB Industries, Inc.
                             16 South Pennsylvania Ave.
                             Oklahoma City, OK 73101
                             Attn:
                             Fax: (405) 236-1209


                             With copy to:
                             David Shear
                             16 South Pennsylvania Ave.
                             Oklahoma City, OK 73101

                          ARTICLE XIII
                          GOVERNING LAW

     This Agreement has been executed, delivered and accepted at and shall be deemed to have been made in Dallas County, Texas and shall be interpreted and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Texas and shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

                           ARTICLE XIV
                     AMENDMENTS AND WAIVERS

     Neither this Agreement nor any of the terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by each of the parties hereto. Each of the Borrower and the Subordinated Creditor agree not to amend the Subordinated Documents without the prior written consent of the Senior Creditor.

                           ARTICLE XV
                           EXCULPATION

     Neither the Senior Creditor nor its agents have made to the other parties hereto nor do any of them hereby or otherwise make any representations or warranties, express or implied, nor do they assume any liability with respect to (i) obligors under any instruments of guarantee; (ii) the enforceability, validity, value or collectibility of the Senior Indebtedness, any Collateral therefor, or any guarantee or security which may have been granted to any of them in connection with the Senior Documents; or (iii) Borrower's title or right to transfer any collateral or security. Senior Creditor shall not be liable to any other party hereto for any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on its part or its respective agents, officers, employees or attorneys with respect to any transaction relating to the Collateral or this Agreement. To the maximum extent permitted by law, except as otherwise provided herein, Subordinated Creditor waives any claim it might have against Senior Creditor with respect to, or arising out of, the handling of the Collateral (including, without limitation, any such claim based upon the timing or method of realizing upon such Collateral).

                           ARTICLE XVI
                       THIRD PARTY RIGHTS

     This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other
Person shall have any right, benefit, priority or other interest under, or because of the existence of, this Agreement.

                          ARTICLE XVII
                           TERMINATION

     This Agreement shall terminate upon the final and indefeasible payment in full of all the Senior Indebtedness, the termination of Senior Creditor's commitments under the Loan Agreement and the termination of all of the Senior Documents.

                          ARTICLE XVIII
                          COUNTERPARTS

     This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

                           ARTICLE XIX
                 ASSIGNMENT OF SUBORDINATED DEBT

     Subordinated Creditor shall not sell, assign, or transfer any part of the Subordinated Notes unless such purchaser, assignee or transferee agrees to be bound by this Agreement.

                           ARTICLE XX
                           JURY WAIVER

     SUBORDINATED CREDITOR, BORROWER AND SENIOR CREDITOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. SUBORDINATED CREDITOR, BORROWER AND SENIOR CREDITOR HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUBORDINATED CREDITOR, BORROWER OR SENIOR CREDITOR MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. SUBORDINATED CREDITOR, BORROWER AND SENIOR CREDITOR HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUBORDINATED CREDITOR, BORROWER OR SENIOR CREDITOR MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

    [The Remainder of This Page is Intentionally Left Blank]
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers or partners as of the day and year first above written.

                                 SUBORDINATED CREDITOR:

                                 LSB INDUSTRIES, INC.



                                 By:
                                 Name:
                                 Title:

                                 BORROWER:

                                 DRIVELINE TECHNOLOGIES, INC.,
                                 (formerly known as Tribonetics
                                 Corporation)



                                 By:
                                 Name:
                                 Title:
                                 L&S  MANUFACTURING CORP.



                                 By:
                                 Name:
                                 Title:

                                 LENDER:


                                 CONGRESS FINANCIAL CORPORATION
                                 (SOUTHWEST)



                                 By:
                                 Name:
                                 Title: